UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2004
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                               TRIAD GUARANTY INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                                              56-1838519
  State or Other                                        I.R.S. Employer
  Jurisdiction of                                   Identification Number
  Incorporation

                            101 SOUTH STRATFORD ROAD
                       WINSTON-SALEM, NORTH CAROLINA 27104
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (336) 723-1282

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is furnished with this document:

       Number   Exhibit
       ------   -------

        99    Press Release issued by Triad Guaranty Inc dated July 29, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 29, 2004, the registrant issued a press release to report results for the quarter and six months ended June 30, 2004. This release is furnished as exhibit 99 hereto.

     This information, furnished under Item 12, shall not be deemed 'filed' for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 unless expressly incorporated by specific reference in such a filing.








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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TRIAD GUARANTY INC.


      Date:  July 29, 2004          By: /s/ Kenneth S. Dwyer
                                        ----------------------------
                                        Kenneth S. Dwyer
                                        Vice President and Chief
                                          Accounting Officer








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